Update on Alcoa’s Separation: Filing of Initial Form 10 June 29, 2016 1 Exhibit 99.2

Important Information

Forward–Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,”
“believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,”
“targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum and bauxite and statements regarding the separation transaction. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety
of
risks
and
uncertainties.
Such
risks
and
uncertainties
include,
but
are
not
limited
to:
(a)
uncertainties
as
to
the
timing
of
the
separation
and whether it will be completed; (b) the possibility that various closing conditions for the separation may not be satisfied; (c) the outcome of contingencies, including legal proceedings; (d) the impact of the separation on the businesses of Alcoa; (e) the risk that the businesses will not be separated successfully or such separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on Alcoa’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns; (f) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in
London Metal Exchange-based prices and premiums, as applicable, for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (g) deterioration in global economic and financial market conditions generally; and (h) the other risk factors discussed in Alcoa’s Form 10-K for the year ended December 31, 2015, and other reports filed with the U.S. Securities and Exchange
Commission (SEC). Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future
events
or
otherwise,
except
as
required
by
applicable
law.
Market
projections
are
subject
to
the
risks
discussed
above
and
other
risks
in
the
market.

Topics for Today’s Discussion

What We Will Cover Today and What We Will Cover in the 2Q 2016 Earnings Call
What we will cover today
Timeline
for the separation
An overview of the initial Form 10 filed
What we will cover in the 2Q earnings call
Quarterly
results
3Q16 outlook
Overview of longer term market trends
and performance

Current Form 10 Focuses on Carve-Out Financials; Pro-Forma Details to Follow

Form 10 Content: Current and Future
Financial information included in the current filing
Carve-out financials for Alcoa Corporation
May not reflect
Alcoa Corporation’s combined results
of operations, financial position and cash flows had it
been a standalone company during the periods
presented
Include general corporate expenses of Alcoa Inc. that
were not historically charged to Upstream business
Expenses allocated based on
direct usage (where
possible) and
relative segment revenue
Pension / OPEB pro-forma adjustments presented
Additional adjustments will be included in later filings
What we will include in subsequent amendments
Additional pro-forma adjustments
Statement of Combined Operations
Balance Sheet
Capital structure
Alcoa Corporation’s board of directors

Klaus Kleinfeld Chairman and Chief Executive Officer 5 June 29, 2016

Executing
Separation
–
Achieving
a
Key
Milestone
with
Initial
Form
10
Filing
6
Separation Approximate Timeline and Path to Completion
4Q 2015
1
st
Half 2016
2
nd
Half 2016
Launched New Value-Add
Name and
Brand and Refreshed Alcoa Brand
Initial Form 10 Filing
-
e.g.,
–
3-Year Carve-Out Financials
–
Form of Separation and Legal
Structure
–
Intended Debt Structure
–
Allocation of Assets and Liabilities
–
Governance Elements
Separate
Supplier/Partner Contracts
Form
10
Effectiveness
and
Final
Board
Approval
Complete
Separation
of
IT
Systems
and Infrastructure
Complete Financing
Begin Trading
as Two Companies
Launched the Separation Program
Office
Announced the Executive
Management Teams
Confirmed
U.S.
Domicile
for
Both Companies
Launched New Business
Improvement
Programs
for
2016
–
Arconic to Deliver $650M
–
Alcoa Corporation to Deliver $600M
–
Above Includes Overhead Reductions
Across Alcoa
($100M
in
2016,
$225M
over
two
years)
1)  $50M of $100M to be realized in 2016 comes from Arconic, remaining $50M from Alcoa Corporation.
1

Alcoa
Inc.’s
debt
remains
with
Arconic
1
(Remain
Co);
Alcoa
Corp.
to
raise
approx.
$1 billion
Estimated
Pro
Forma
Pension/OPEB
obligation
2
:
Alcoa
Corporation
$2.6B,
Arconic
$3.0B
Alcoa Corporation (New Co) will be listed on the NYSE through a tax-free spinoff to shareholders
7
In
light
of
volatile
commodity
and
debt
markets,
Arconic
to
retain
up
to
19.9%
of
Alcoa
Corporation
Executing
Separation
–
Form
10
Highlights
Separation on track for 2nd half 2016
1)  Except for BNDES loans; refer to the Form 10 for additional details  2)  As of March 31, 2016

Arconic: Premier Provider of Innovative Solutions to Growing Markets

Aerospace
and
Automotive
Products
Brazing,
Commercial
Transportation
and Industrial
Micromill™
Products and
Services
Power and
Propulsion
Fastening
Systems
and Rings
Forgings and
Extrusions
Titanium and
Engineered
Products
Building and
Construction
Systems
Wheel and
Transportation
Products
Key Attributes
Premier
supplier
of
high-performance
advanced
multi-material
products
and
solutions
Positioned to strengthen in growth markets with significant customer synergies
e.g., aerospace
and automotive
Expanded multi-material, technology and process expertise
Innovation leader with full pipeline of products and solutions
Successfully shifting product
mix to higher value-add
Robust margins and
investment opportunities above cost of capital
Arconic Business Operations and Key Attributes
GRP
EPS
TCS

Alcoa Corporation: Cost Competitive Industry Leader

1) CRU analysis 2) Mined in 2015, including equity interests 3) CRU and Alcoa analysis 4) Includes Saudi Arabia
Joint Venture
BDMT = Bone Dry Metric Ton
Alcoa Corporation Business Operations and Key Attributes
Key Attributes
Robust
projected aluminum demand growth of 5% in 2016,
doubling between 2010 and 2020;
3
rd
Party bauxite demand projected to double by 2025
Attractive Portfolio:
World’s
largest,
low
cost
bauxite
miner
at
the
1
st
quartile
1
on
the
cost
curve
(45M
BDMT
2
)
World’s
largest,
most
attractive
alumina
business
in
the
1
st
quartile
3
of
the
cost
curve
(17.3
MMT
total
capacity)
Substantial energy assets with operational flexibility (Power production capacity of 1,685 MW)
Optimized
smelting
capacity
(3.1
MMT)
continuing
to
improve
its
2
nd
quartile
3
cost
curve
position
18 casthouses
4
and 2 rolling mills providing value-add products
Diverse sites –
close proximity to major markets
Committed to disciplined capital allocation and prudent return of capital to shareholders
Cast Products
World’s largest
bauxite miner
1
1
st
quartile
3
cost curve refiner
Flexibility to
profit from
market cycles
Strategic global
footprint
Value-add
products in
key markets
Rolled Products
Aluminum
Energy
Alumina
Bauxite
Can sheet leader
in N.A.

Separation Process Overview
Will trade on the New York Stock
Exchange under the ticker “AA”
“New Co.”
Will trade on the New York Stock
Exchange under the ticker “ARNC”
“Remain Co.”
Alcoa Corporation to be Created as a New Company
Guiding Principles
Create optimal capital structures for
both entities
Pension / OPEB
Debt restrictions
Optimize opportunities for financing
Minimize separation costs
Debt breakage
Financing
Tax
Minimize execution risks

Intended Capital Structure Creates Strong Balance Sheets for Both Co.’s

Intended Capital Structure Overview
Guiding principles for new
capital structures
Create the strongest balance sheets
possible for both entities to optimize
financing opportunities
Minimize debt breakage and other
financing costs
e.g., refinancing of legacy parent entity
Arconic (Remain Co.)
Alcoa Inc.’s debt remains with Arconic
1
Arconic
uses cash received from Alcoa
Corporation to pay down a portion of the debt
retained from Alcoa Inc.
Arconic
not expected
to issue debt
Alcoa Corporation (New Co.)
Conducts a capital raise of approximately $1B
in funded debt
Proceeds, net of fees,
will be used to pay Arconic
Obtains up to ~$1.5B of liquidity facilities
through a senior secured revolving credit facility
Intended capital structure
1)  Except for BNDES loans; refer to the Form 10 for additional details

80/20 Structure Description
Retained Interest: Both Companies Positioned for Success

...Arconic
to retain up to 19.9% of Alcoa Corporation
In light of recent volatile commodity markets and
conditions in the high-yield debt market...
Provides Arconic
a liquid security that
can be monetized
to strengthen the
balance sheet
Reduces reliance on Alcoa Corporation to raise debt
Enables Alcoa Corporation to be separated with lower leverage
Filed for IRS private letter ruling
Alcoa Corporation Shares Outstanding Ownership
Barclays
U.S.
Corporate
High
Yield
Average
OAS
1
(%
pts.)
(6/20/11-6-16/16)
1)
OAS = Option-Adjusted Spread
Source: Bloomberg
All-in Aluminum (LME Cash + Midwest Premium) ($/MT)
(6/20/11-6/16/16)
Recent
historic lows
1,500
1,700
1,900
2,100
2,300
2,500
2,700
2,900
06/11
12/11
06/12
12/12
06/13
12/13
06/14
12/14
06/15
12/15
3
4
5
6
7
8
9
80.1%
19.9%
Free float
Arconic
Alcoa Inc. conducts a pro rata
distribution of at least 80.1%
of
the outstanding shares
We continue to monitor market conditions in the commodity
and high-yield debt market and to assess the impact of that
situation on how to structure the transaction
06/11
12/11
06/12
12/12
06/13
12/13
06/14
12/14
06/15
12/15

Liability Allocation Overview
“Remain Co.”
Liabilities Allocated to Each Entity According to Several Guiding Principles
Legal
Environmental
Pension / OPEB
Liabilities
“New Co.”
Guiding Principles
Legal and Environmental
Allocated generally to
originating business
e.g., Grasse River to Arconic
and Fusina
to
Alcoa Corporation
Pension / OPEB
1
Allocated to employee’s last
business affiliation
Closed / divested / HQ
allocated to balance
funding level and
contribution requirements
1) Estimated Pro Forma Pension/OPEB obligation as of March 31, 2016: Alcoa Corporation $2.6B,  Arconic $3.0B

Executing Separation –
On Course for Second Half of 2016

Separation Approximate Timeline and Path to Completion
1)  $50M of $100M to be realized in 2016 comes from Arconic, remaining $50M from Alcoa Corporation.
4Q 2015
1
st
Half 2016
2
nd
Half 2016
Launched New Value-Add
Name and
Brand and Refreshed Alcoa Brand
Initial Form 10 Filing
-
e.g.,
–
3-Year Carve-Out Financials
–
Form of Separation and Legal
Structure
–
Intended Debt Structure
–
Allocation of Assets and Liabilities
–
Governance Elements
Separate
Supplier/Partner Contracts
Form
10
Effectiveness
and
Final
Board
Approval
Complete
Separation
of
IT
Systems
and Infrastructure
Complete Financing
Begin Trading
as Two Companies
Launched the Separation Program
Office
Announced the Executive
Management Teams
Confirmed
U.S.
Domicile
for
Both Companies
Launched New Business
Improvement
Programs
for
2016
–
Arconic to Deliver $650M
–
Alcoa Corporation to Deliver $600M
–
Above Includes Overhead Reductions
Across Alcoa
($100M   in 2016, $225M over two years)
1

Get Ready for The Launch of Two Strong, New Companies 15 Arconic and Alcoa Corporation Branding

16